Exhibit 99.1

Essent Group Ltd. Announces Second Quarter 2021 Results & Increases Quarterly Dividend
HAMILTON, Bermuda--(BUSINESS WIRE)--August 6, 2021--Essent Group Ltd. (NYSE: ESNT) today reported net income for the quarter ended June 30, 2021 of $159.8 million or $1.42 per diluted share, compared to $15.4 million or $0.15 per diluted share for the quarter ended June 30, 2020.
Essent also announced today that its Board of Directors has declared a quarterly cash dividend of $0.18 per common share. The dividend is payable on September 10, 2021, to shareholders of record on September 1, 2021.
"We are pleased with our financial performance for the second quarter as we produced strong earnings and generated excess capital,” said Mark A. Casale, Chairman and Chief Executive Officer. “Our results reflect a favorable operating environment as credit continues to normalize and housing demand remains elevated. Our buy, manage and distribute model is operating on all cylinders and confidence in our economic engine remains high."
Second Quarter 2021 Financial Highlights:
•Insurance in force as of June 30, 2021 was $203.6 billion, compared to $197.1 billion as of March 31, 2021 and $174.6 billion as of June 30, 2020.

•New insurance written for the second quarter was $25.0 billion, compared to $19.3 billion in the first quarter of 2021 and $28.2 billion in the second quarter of 2020.

•Net premiums earned for the second quarter were $217.4 million, compared to $219.1 million in the first quarter of 2021 and $211.5 million in the second quarter of 2020.

•The expense ratio for the second quarter was 18.9%, compared to 19.3% in the first quarter of 2021 and 18.4% in the second quarter of 2020.

•The provision for losses and LAE for the second quarter was $9.7 million, compared to a provision of $32.3 million in the first quarter of 2021 and a provision of $175.9 million in the second quarter of 2020.

•The percentage of loans in default as of June 30, 2021 was 2.96%, compared to 3.70% as of March 31, 2021 and 5.19% as of June 30, 2020.

•The combined ratio for the second quarter was 23.3%, compared to 34.0% in the first quarter of 2021 and 101.5% in the second quarter of 2020.

•The consolidated balance of cash and investments at June 30, 2021 was $5.0 billion, including cash and investment balances at Essent Group Ltd. of $509.8 million.

•The combined risk-to-capital ratio of the U.S. mortgage insurance business, which includes statutory capital for both Essent Guaranty, Inc. and Essent Guaranty of PA, Inc., was 10.6:1 as of June 30, 2021.

•On June 23, 2021, Essent Guaranty, Inc. obtained $557.9 million of fully collateralized excess of loss reinsurance coverage on mortgage insurance policies written by Essent in August 2020 through March 2021 from Radnor Re 2021-1 Ltd., a newly formed Bermuda special purpose insurer. Radnor Re 2021-1 Ltd. is not a subsidiary or an affiliate of Essent Group Ltd.

Conference Call:
Essent management will hold a conference call at 10:00 AM Eastern time today to discuss its results. The conference call will be broadcast live over the Internet at http://ir.essentgroup.com/events-and-presentations/events/default.aspx. The call may also be accessed by dialing 833-921-1656 inside the U.S., or 236-389-2661 for international callers, using passcode 2073556 or by referencing Essent.

A replay of the webcast will be available on the Essent website approximately two hours after the live broadcast ends for a period of one year. A replay of the conference call will be available approximately two hours after the call ends for a period of two weeks, using the following dial-in numbers and passcode: 800-585-8367 inside the U.S., or 416-621-4642 for international callers, passcode 2073556.

In addition to the information provided in the company's earnings news release, other statistical and financial information, which may be referred to during the conference call, will be available on Essent's website at http://ir.essentgroup.com/financials/quarterly-results/default.aspx.

Forward-Looking Statements:
This press release may include “forward-looking statements” which are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," “should,” “expect,” "plan," "anticipate," "believe," “estimate,” “predict,” or "potential" or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: the impact of COVID-19 and related economic conditions; changes in or to Fannie Mae and Freddie Mac (the “GSEs”), whether through Federal legislation, restructurings or a shift in business practices; failure to continue to meet the mortgage insurer eligibility requirements of the GSEs; competition for customers; lenders or investors seeking alternatives to private mortgage insurance; an increase in the number of loans insured through Federal government mortgage insurance programs, including those offered by the Federal Housing Administration; decline in new insurance written and franchise value due to loss of a significant customer; decline in the volume of low down payment mortgage originations; the definition of "Qualified Mortgage" reducing the size of the mortgage origination market or creating incentives to use government mortgage insurance programs; the definition of "Qualified Residential Mortgage" reducing the number of low down payment loans or lenders and investors seeking alternatives to private mortgage insurance; the implementation of the Basel III Capital Accord discouraging the use of private mortgage insurance; a decrease in the length of time that insurance policies are in force; uncertainty of loss reserve estimates; deteriorating economic conditions; our non-U.S. operations becoming subject to U.S. Federal income taxation; becoming considered a passive foreign investment company for U.S. Federal income tax purposes; and other risks and factors described in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2020 filed with the Securities and Exchange Commission on February 26, 2021, as subsequently updated through other reports we file with the Securities and Exchange Commission. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

About the Company:
Essent Group Ltd. (NYSE: ESNT) is a Bermuda-based holding company (collectively with its subsidiaries, “Essent”) which, through its wholly-owned subsidiary, Essent Guaranty, Inc., offers private mortgage insurance for single-family mortgage loans in the United States. Essent provides private capital to mitigate mortgage credit risk, allowing lenders to make additional mortgage financing available to prospective homeowners. Headquartered in Radnor, Pennsylvania, Essent Guaranty, Inc. is licensed to write mortgage insurance in all 50 states and the District of Columbia, and is approved by Fannie Mae and Freddie Mac. Essent also offers mortgage-related insurance, reinsurance and advisory services through its Bermuda-based subsidiary, Essent Reinsurance Ltd. Essent is committed to supporting environmental, social and governance ("ESG") initiatives that are relevant to the company and align with the companywide dedication to responsible corporate citizenship that positively impacts the community and people served. Additional information regarding Essent may be found at www.essentgroup.com and www.essent.us.

Source: Essent Group Ltd.

Essent Group Ltd. and Subsidiaries
Financial Results and Supplemental Information (Unaudited)
Quarter Ended June 30, 2021

Exhibit A	Condensed Consolidated Statements of Comprehensive Income (Unaudited)
Exhibit B	Condensed Consolidated Balance Sheets (Unaudited)
Exhibit C	Historical Quarterly Data
Exhibit D	New Insurance Written
Exhibit E	Insurance in Force and Risk in Force
Exhibit F	Other Risk in Force
Exhibit G	Portfolio Vintage Data
Exhibit H	Reinsurance Vintage Data
Exhibit I	Portfolio Geographic Data
Exhibit J	Rollforward of Defaults and Reserve for Losses and LAE
Exhibit K	Detail of Reserves by Default Delinquency
Exhibit L	Investments Available for Sale
Exhibit M	Insurance Company Capital

				Exhibit A

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands, except per share amounts)	2021	2020	2021	2020
Revenues:
Direct premiums written	$228,949	$228,044	$464,206	$434,024
Ceded premiums	(26,662)	(22,140)	(57,558)	(36,377)
Net premiums written	202,287	205,904	406,648	397,647
Decrease in unearned premiums	15,150	5,567	29,856	20,320
Net premiums earned	217,437	211,471	436,504	417,967
Net investment income	21,743	19,866	43,531	40,499
Realized investment (losses) gains, net	(253)	(1,269)	388	1,866
Other income	4,334	6,009	7,635	4,585
Total revenues	243,261	236,077	488,058	464,917

Losses and expenses:
Provision for losses and LAE	9,651	175,877	41,973	183,940
Other underwriting and operating expenses	41,114	38,819	83,353	80,766
Interest expense	2,073	2,566	4,124	4,698
Total losses and expenses	52,838	217,262	129,450	269,404

Income before income taxes	190,423	18,815	358,608	195,513
Income tax expense	30,628	3,435	63,165	30,610
Net income	$159,795	$15,380	$295,443	$164,903

Earnings per share:
Basic	$1.43	$0.15	$2.64	$1.65
Diluted	1.42	0.15	2.63	1.64

Weighted average shares outstanding:
Basic	112,118	102,500	112,067	100,224
Diluted	112,454	102,605	112,416	100,466

Net income	$159,795	$15,380	$295,443	$164,903

Other comprehensive income (loss):
Change in unrealized appreciation (depreciation) of investments	36,360	74,285	(22,843)	64,211
Total other comprehensive income (loss)	36,360	74,285	(22,843)	64,211
Comprehensive income	$196,155	$89,665	$272,600	$229,114

Loss ratio	4.4%	83.2%	9.6%	44.0%
Expense ratio	18.9	18.4	19.1	19.3
Combined ratio	23.3%	101.5%	28.7%	63.3%

		Exhibit B

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)

	June 30,	December 31,
(In thousands, except per share amounts)	2021	2020
Assets
Investments
Fixed maturities available for sale, at fair value	$4,374,008	$3,838,513
Short-term investments available for sale, at fair value	372,320	726,860
Total investments available for sale	4,746,328	4,565,373
Other invested assets	145,310	88,904
Total investments	4,891,638	4,654,277
Cash	142,140	102,830
Accrued investment income	24,468	19,948
Accounts receivable	53,127	50,140
Deferred policy acquisition costs	14,070	17,005
Property and equipment	12,989	15,095
Prepaid federal income tax	332,886	302,636
Other assets	50,471	40,793

Total assets	$5,521,789	$5,202,724

Liabilities and Stockholders' Equity
Liabilities
Reserve for losses and LAE	$421,872	$374,941
Unearned premium reserve	220,580	250,436
Net deferred tax liability	343,098	305,109
Credit facility borrowings, net of deferred costs	322,316	321,720
Other accrued liabilities	129,095	87,885
Total liabilities	1,436,961	1,340,091

Commitments and contingencies

Stockholders' Equity
Common shares, $0.015 par value:
Authorized - 233,333; issued and outstanding - 112,481 shares in 2021 and 112,423 shares in 2020	1,687	1,686
Additional paid-in capital	1,558,142	1,571,163
Accumulated other comprehensive income	115,431	138,274
Retained earnings	2,409,568	2,151,510
Total stockholders' equity	4,084,828	3,862,633

Total liabilities and stockholders' equity	$5,521,789	$5,202,724

Return on average equity (1)	14.9%	12.1%

(1) The 2021 return on average equity is calculated by dividing annualized year-to-date 2021 net income by average equity.  The 2020 return on average equity is calculated by dividing full year 2020 net income by average equity.

				Exhibit C
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2021		2020
Selected Income Statement Data	June 30	March 31	December 31	September 30	June 30
(In thousands, except per share amounts)
Revenues:
Net premiums earned:
U.S. Mortgage Insurance Portfolio	$204,149	$207,840	$208,715	$211,126	$200,816
GSE and other risk share	13,288	11,227	13,624	11,132	10,655
Net premiums earned	217,437	219,067	222,339	222,258	211,471
Other revenues (1)	25,824	25,730	24,860	20,780	24,606
Total revenues	243,261	244,797	247,199	243,038	236,077

Losses and expenses:
Provision for losses and LAE	9,651	32,322	62,073	55,280	175,877
Other underwriting and operating expenses	41,114	42,239	36,825	37,100	38,819
Interest expense	2,073	2,051	2,149	2,227	2,566
Total losses and expenses	52,838	76,612	101,047	94,607	217,262

Income before income taxes	190,423	168,185	146,152	148,431	18,815
Income tax expense (2)	30,628	32,537	22,550	23,895	3,435
Net income	$159,795	$135,648	$123,602	$124,536	$15,380

Earnings per share:
Basic	$1.43	$1.21	$1.10	$1.11	$0.15
Diluted	1.42	1.21	1.10	1.11	0.15

Weighted average shares outstanding:
Basic	112,118	112,016	111,908	111,908	102,500
Diluted	112,454	112,378	112,310	112,134	102,605

Book value per share	$36.32	$34.75	$34.36	$33.33	$32.23
Return on average equity (annualized)	16.0%	13.9%	13.0%	13.5%	1.8%

Other Data:
Loss ratio (3)	4.4%	14.8%	27.9%	24.9%	83.2%
Expense ratio (4)	18.9	19.3	16.6	16.7	18.4
Combined ratio	23.3%	34.0%	44.5%	41.6%	101.5%

Credit Facility
Borrowings outstanding	$325,000	$325,000	$325,000	$425,000	$425,000
Undrawn committed capacity	$300,000	$300,000	$300,000	$75,000	$75,000
Weighted average interest rate (end of period)	2.13%	2.13%	2.19%	1.90%	1.93%
Debt-to-capital	7.37%	7.65%	7.76%	10.19%	10.50%

(1) Certain of our third-party reinsurance agreements contain an embedded derivative as the premium ceded under those agreements will vary based on changes in interest rates. For each of the three month periods noted, Other revenues include net favorable (unfavorable) changes in the fair value of these embedded derivatives as follows: June 30, 2021: $950; March 31, 2021: ($606); December 31, 2020: ($209); September 30, 2020: ($677); June 30, 2020: $2,502.

(2) Income tax expense for the quarter ended March 31, 2021 includes $5,718 of discrete tax expense associated with an increase in the estimate of our beginning of the year deferred state income tax liability.

(3) Loss ratio is calculated by dividing the provision for losses and LAE by net premiums earned.
(4) Expense ratio is calculated by dividing other underwriting and operating expenses by net premiums earned.

				Exhibit C, continued
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2021		2020
Other Data, continued:	June 30	March 31	December 31	September 30	June 30
($ in thousands)

U.S. Mortgage Insurance Portfolio
Flow:
New insurance written	$25,004,854	$19,254,014	$29,566,820	$36,664,583	$28,163,212
New risk written	6,445,864	4,616,450	7,051,173	8,938,544	6,875,250

Bulk:
New insurance written	$—	$—	$—	$—	$—
New risk written	—	—	—	—	—

Total:
New insurance written	$25,004,854	$19,254,014	$29,566,820	$36,664,583	$28,163,212
New risk written	$6,445,864	$4,616,450	$7,051,173	$8,938,544	$6,875,250

Average insurance in force	$199,739,297	$197,749,668	$195,670,925	$183,135,315	$168,635,275
Insurance in force (end of period)	$203,559,859	$197,091,191	$198,882,352	$190,811,292	$174,646,273
Gross risk in force (end of period) (5)	$50,835,835	$48,951,602	$49,565,150	$47,838,668	$43,993,989
Risk in force (end of period)	$42,906,519	$41,135,978	$41,339,262	$41,219,216	$39,113,879
Policies in force	794,743	785,382	799,893	781,836	733,651
Weighted average coverage (6)	25.0%	24.8%	24.9%	25.1%	25.2%
Annual persistency	58.3%	56.1%	60.1%	64.2%	67.9%

Loans in default (count)	23,504	29,080	31,469	35,464	38,068
Percentage of loans in default	2.96%	3.70%	3.93%	4.54%	5.19%

U.S. Mortgage Insurance Portfolio premium rate:
Base average premium rate (7)	0.43%	0.44%	0.44%	0.45%	0.47%
Single premium cancellations (8)	0.03%	0.04%	0.05%	0.06%	0.06%
Gross average premium rate	0.46%	0.48%	0.49%	0.51%	0.53%
Ceded premiums	(0.05%)	(0.06%)	(0.06%)	(0.05%)	(0.05%)
Net average premium rate	0.41%	0.42%	0.43%	0.46%	0.48%

(5) Gross risk in force includes risk ceded under third-party reinsurance.
(6) Weighted average coverage is calculated by dividing end of period gross risk in force by end of period insurance in force.
(7) Base average premium rate is calculated by dividing annualized base premiums earned by average insurance in force for the period.
(8) Single premium cancellations is calculated by dividing annualized premiums on the cancellation of non-refundable single premium policies by average insurance in force for the period.

							Exhibit D

Essent Group Ltd. and Subsidiaries
Supplemental Information
New Insurance Written: Flow

NIW by Credit Score
	Three Months Ended				Six Months Ended
	June 30, 2021		June 30, 2020		June 30, 2021		June 30, 2020
($ in thousands)
>=760	$10,050,359	40.2%	$12,163,927	43.2%	$18,521,480	41.9%	$17,819,643	42.7%
740-759	3,812,462	15.2	5,300,459	18.8	6,965,789	15.7	7,758,491	18.6
720-739	3,906,718	15.6	4,352,367	15.5	6,660,014	15.0	6,371,241	15.3
700-719	3,624,247	14.5	3,278,269	11.6	5,982,881	13.5	4,837,012	11.6
680-699	2,266,364	9.1	1,950,905	6.9	3,493,772	7.9	2,995,823	7.2
<=679	1,344,704	5.4	1,117,285	4.0	2,634,932	6.0	1,930,301	4.6
Total	$25,004,854	100.0%	$28,163,212	100.0%	$44,258,868	100.0%	$41,712,511	100.0%

Weighted average credit score	744		749		745		748

NIW by LTV
	Three Months Ended				Six Months Ended
	June 30, 2021		June 30, 2020		June 30, 2021		June 30, 2020
($ in thousands)
85.00% and below	$3,355,412	13.4%	$5,028,803	17.9%	$7,323,988	16.6%	$6,992,279	16.8%
85.01% to 90.00%	6,890,377	27.6	9,079,625	32.2	13,332,374	30.1	13,066,899	31.3
90.01% to 95.00%	11,463,713	45.8	10,914,874	38.8	18,516,235	41.8	16,600,754	39.8
95.01% and above	3,295,352	13.2	3,139,910	11.1	5,086,271	11.5	5,052,579	12.1
Total	$25,004,854	100.0%	$28,163,212	100.0%	$44,258,868	100.0%	$41,712,511	100.0%

Weighted average LTV	92%		91%		91%		91%

NIW by Product
	Three Months Ended				Six Months Ended
	June 30, 2021		June 30, 2020		June 30, 2021		June 30, 2020
Single Premium policies		3.4%		10.6%		4.9%		10.3%
Monthly Premium policies		96.6		89.4		95.1		89.7
		100.0%		100.0%		100.0%		100.0%

NIW by Purchase vs. Refinance
	Three Months Ended				Six Months Ended
	June 30, 2021		June 30, 2020		June 30, 2021		June 30, 2020
Purchase		82.3%		54.2%		73.6%		59.1%
Refinance		17.7		45.8		26.4		40.9
		100.0%		100.0%		100.0%		100.0%

						Exhibit E

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance in Force and Risk in Force

Portfolio by Credit Score
IIF by FICO score	June 30, 2021		March 31, 2021		June 30, 2020
($ in thousands)
>=760	$84,110,514	41.3%	$81,629,166	41.4%	$71,570,804	41.0%
740-759	34,636,115	17.0	33,969,375	17.2	30,265,718	17.3
720-739	30,471,320	15.0	29,323,182	14.9	26,130,764	15.0
700-719	25,177,026	12.4	23,775,892	12.1	20,721,839	11.9
680-699	15,962,389	7.8	15,241,886	7.7	14,545,011	8.3
<=679	13,202,495	6.5	13,151,690	6.7	11,412,137	6.5
Total	$203,559,859	100.0%	$197,091,191	100.0%	$174,646,273	100.0%

Weighted average credit score	745		745		745

Gross RIF by FICO score	June 30, 2021		March 31, 2021		June 30, 2020
($ in thousands)
>=760	$20,807,006	40.9%	$20,063,586	41.0%	$17,871,881	40.6%
740-759	8,729,038	17.2	8,512,926	17.4	7,672,436	17.4
720-739	7,745,794	15.2	7,410,503	15.1	6,673,863	15.2
700-719	6,342,378	12.5	5,947,590	12.1	5,246,989	11.9
680-699	3,998,410	7.9	3,798,221	7.8	3,693,448	8.4
<=679	3,213,209	6.3	3,218,776	6.6	2,835,372	6.5
Total	$50,835,835	100.0%	$48,951,602	100.0%	$43,993,989	100.0%

Portfolio by LTV
IIF by LTV	June 30, 2021		March 31, 2021		June 30, 2020
($ in thousands)
85.00% and below	$29,045,720	14.3%	$28,285,671	14.4%	$19,874,830	11.4%
85.01% to 90.00%	60,027,287	29.5	58,587,812	29.7	50,446,645	28.9
90.01% to 95.00%	87,382,625	42.9	84,042,974	42.6	79,112,541	45.3
95.01% and above	27,104,227	13.3	26,174,734	13.3	25,212,257	14.4
Total	$203,559,859	100.0%	$197,091,191	100.0%	$174,646,273	100.0%

Weighted average LTV	92%		92%		92%

Gross RIF by LTV	June 30, 2021		March 31, 2021		June 30, 2020
($ in thousands)
85.00% and below	$3,360,970	6.6%	$3,260,280	6.7%	$2,292,935	5.2%
85.01% to 90.00%	14,421,749	28.4	14,061,301	28.7	12,120,308	27.6
90.01% to 95.00%	25,329,870	49.8	24,287,268	49.6	22,760,884	51.7
95.01% and above	7,723,246	15.2	7,342,753	15.0	6,819,862	15.5
Total	$50,835,835	100.0%	$48,951,602	100.0%	$43,993,989	100.0%

Portfolio by Loan Amortization Period
IIF by Loan Amortization Period	June 30, 2021		March 31, 2021		June 30, 2020
($ in thousands)
FRM 30 years and higher	$192,995,698	94.8%	$186,190,300	94.5%	$165,143,246	94.5%
FRM 20-25 years	4,269,217	2.1	4,354,432	2.2	3,277,847	1.9
FRM 15 years	4,742,281	2.3	4,763,796	2.4	3,660,888	2.1
ARM 5 years and higher	1,552,663	0.8	1,782,663	0.9	2,564,292	1.5
Total	$203,559,859	100.0%	$197,091,191	100.0%	$174,646,273	100.0%

					Exhibit F

Essent Group Ltd. and Subsidiaries
Supplemental Information
Other Risk in Force

	2021		2020
($ in thousands)	June 30	March 31	December 31	September 30	June 30
GSE and other risk share (1):
Risk in Force	$1,496,247	$1,534,174	$1,416,719	$1,216,353	$1,031,699
Reserve for losses and LAE	$1,390	$1,312	$1,073	$718	$28

Weighted average credit score	747	747	746	747	746
Weighted average LTV	84%	84%	84%	84%	85%

(1) GSE and other risk share includes GSE risk share and other reinsurance transactions. Essent Reinsurance Ltd. ("Essent Re") provides insurance or reinsurance relating to the risk in force on loans in reference pools acquired by Freddie Mac and Fannie Mae.

													Exhibit G

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Vintage Data
June 30, 2021

					Insurance in Force
Year	Original Insurance Written ($ in thousands)	Remaining Insurance in Force ($ in thousands)	% Remaining of Original Insurance	Number of Policies in Force	Weighted Average Coupon	% Purchase	>90% LTV	>95% LTV	FICO < 700	FICO >= 760	Incurred Loss Ratio (Inception to Date) (1)	Number of Loans in Default	Percentage of Loans in Default

2010 - 2014	$60,668,851	$4,330,210	7.1%	26,195	4.30%	82.3%	70.2%	4.7%	14.6%	42.9%	3.3%	1,363	5.20%
2015	26,193,656	4,152,528	15.9	23,093	4.15	86.4	64.7	3.2	17.4	40.3	4.5	1,116	4.83
2016	34,949,319	8,275,662	23.7	42,914	3.85	87.6	64.3	8.5	15.1	43.9	6.0	2,118	4.94
2017	43,858,322	11,454,788	26.1	60,927	4.25	90.0	64.2	17.7	19.4	38.2	9.4	3,902	6.40
2018	47,508,525	12,993,723	27.4	65,716	4.77	93.4	66.4	22.7	20.2	34.2	15.3	4,740	7.21
2019	63,569,183	27,678,727	43.5	118,342	4.22	84.6	64.5	21.6	18.6	35.7	27.2	6,329	5.35
2020	107,944,065	91,202,454	84.5	320,176	3.20	61.4	50.8	11.0	11.5	44.0	20.3	3,758	1.17
2021 (through June 30)	44,258,868	43,471,767	98.2	137,380	3.02	73.7	53.5	11.6	13.9	41.7	7.0	178	0.13
Total	$428,950,789	$203,559,859	47.5	794,743	3.53	72.8	56.2	13.3	14.3	41.3	10.0	23,504	2.96

(1) Incurred loss ratio is calculated by dividing the sum of case reserves and cumulative amount paid for claims by cumulative net premiums earned.

														Exhibit H

Essent Group Ltd. and Subsidiaries
Supplemental Information
Reinsurance Vintage Data
June 30, 2021
($ in thousands)
Excess of Loss Reinsurance
			Original Reinsurance in Force			Remaining Reinsurance in Force						Earned Premiums Ceded
Year	Remaining Insurance in Force	Remaining Risk in Force	ILN (1)	Other Reinsurance (2)	Total	ILN	Other Reinsurance	Total	Losses Ceded to Date	Original First Layer Retention	Remaining First Layer Retention	Quarter-to-Date	Year-to-Date	Reduction in PMIERs Minimum Required Assets (7)
2015 & 2016	$12,018,660	$3,243,956	$333,844	$—	$333,844	$216,480	$—	$216,480	$—	$208,111	$207,359	$1,207	$2,419	$12,242
2017	11,155,879	2,865,141	424,412	165,167	589,579	242,123	165,167	407,290	—	224,689	217,930	2,651	5,295	15,146
2018	12,752,743	3,245,746	473,184	118,650	591,834	325,537	76,144	401,681	—	253,643	249,912	3,197	6,383	44,631
2019 (3)	15,581,172	3,979,796	495,889	55,102	550,991	495,889	55,102	550,991	—	215,605	215,282	2,749	5,512	147,849
2019 & 2020 (4)	39,400,549	9,903,301	399,159	—	399,159	313,772	—	313,772	—	465,690	465,690	4,811	9,913	225,548
2020 & 2021 (5)	56,303,818	13,658,801	557,911	—	557,911	557,911	—	557,911	—	278,956	278,956	266	266	557,911
Total	$147,212,821	$36,896,741	$2,684,399	$338,919	$3,023,318	$2,151,712	$296,413	$2,448,125	$—	$1,646,694	$1,635,129	$14,881	$29,788	$1,003,327

Quota Share Reinsurance
						Losses Ceded		Ceding Commission		Earned Premiums Ceded
Year		Remaining Insurance in Force	Remaining Risk in Force	Remaining Ceded Insurance in Force	Remaining Ceded Risk in Force	Quarter-to-Date	Year-to-Date	Quarter-to-Date	Year-to-Date	Quarter-to-Date	Year-to-Date	Reduction in PMIERs Minimum Required Assets (7)
2019 & 2020	(6)	$102,624,392	$25,254,668	$22,482,650	$5,481,191	$2,387	$8,256	$4,697	$9,757	$11,781	$27,770	$366,706

(1) Reinsurance provided by unaffiliated special purpose insurers through the issuance of mortgage insurance-linked notes ("ILNs").
(2) Reinsurance provided by panels of reinsurers.
(3) Reinsurance coverage on new insurance written from January 1, 2019 through August 31, 2019.
(4) Reinsurance coverage on new insurance written from September 1, 2019 through July 31, 2020.
(5) Reinsurance coverage on new insurance written from August 1, 2020 through March 31, 2021.
(6) Reinsurance coverage on 40% of eligible single premium policies and 20% of all other eligible policies written from September 1, 2019 through December 31, 2020.
(7) Represents the reduction in Essent Guaranty, Inc.'s Minimum Required Assets based on our interpretation of the PMIERs.

			Exhibit I

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Geographic Data

IIF by State
	June 30, 2021	March 31, 2021	June 30, 2020
CA	12.9%	12.5%	10.6%
TX	9.8	9.8	9.4
FL	9.3	9.0	8.2
CO	4.1	4.1	3.9
WA	3.7	3.7	4.0
AZ	3.5	3.5	3.5
IL	3.3	3.4	3.5
NJ	3.1	3.2	3.5
VA	3.1	3.1	3.2
GA	3.1	3.0	3.1
All Others	44.1	44.7	47.1
Total	100.0%	100.0%	100.0%

Gross RIF by State
	June 30, 2021	March 31, 2021	June 30, 2020
CA	12.7%	12.2%	10.3%
TX	10.1	10.1	9.7
FL	9.6	9.3	8.4
CO	4.1	4.0	3.8
WA	3.6	3.6	4.0
AZ	3.4	3.5	3.4
IL	3.2	3.3	3.4
GA	3.1	3.1	3.2
VA	3.0	3.0	3.2
NJ	3.0	3.1	3.4
All Others	44.2	44.8	47.2
Total	100.0%	100.0%	100.0%

					Exhibit J

Essent Group Ltd. and Subsidiaries
Supplemental Information
Rollforward of Defaults and Reserve for Losses and LAE
U.S. Mortgage Insurance Portfolio

Rollforward of Insured Loans in Default
	Three Months Ended
	2021		2020
	June 30	March 31	December 31	September 30	June 30
Beginning default inventory	29,080	31,469	35,464	38,068	5,841
Plus: new defaults (A)	4,934	7,422	8,745	12,614	37,357
Less: cures	(10,453)	(9,737)	(12,679)	(15,135)	(4,983)
Less: claims paid	(46)	(61)	(49)	(67)	(144)
Less: rescissions and denials, net	(11)	(13)	(12)	(16)	(3)
Ending default inventory	23,504	29,080	31,469	35,464	38,068

(A) New defaults remaining as of June 30, 2021	3,813	3,408	3,158	3,448	7,821
Cure rate (1)	23%	54%	64%	73%	79%

Total amount paid for claims (in thousands)	$1,154	$1,989	$1,922	$2,557	$5,718
Average amount paid per claim (in thousands)	$25	$33	$39	$38	$40
Severity	57%	70%	62%	77%	78%

Rollforward of Reserve for Losses and LAE
	Three Months Ended
	2021		2020
($ in thousands)	June 30	March 31	December 31	September 30	June 30
Reserve for losses and LAE at beginning of period	$409,811	$373,868	$307,019	$250,862	$73,325
Less: Reinsurance recoverables	24,907	19,061	11,898	7,761	98
Net reserve for losses and LAE at beginning of period	384,904	354,807	295,121	243,101	73,227
Add provision for losses and LAE occurring in:
Current period	24,534	47,763	63,597	55,660	181,776
Prior years	(14,961)	(15,680)	(1,879)	(1,070)	(5,911)
Incurred losses and LAE during the period	9,573	32,083	61,718	54,590	175,865
Deduct payments for losses and LAE occurring in:
Current period	14	114	524	205	288
Prior years	1,267	1,872	1,508	2,365	5,703
Loss and LAE payments during the period	1,281	1,986	2,032	2,570	5,991
Net reserve for losses and LAE at end of period	393,196	384,904	354,807	295,121	243,101
Plus: Reinsurance recoverables	27,286	24,907	19,061	11,898	7,761
Reserve for losses and LAE at end of period	$420,482	$409,811	$373,868	$307,019	$250,862

(1) The cure rate is calculated by dividing new defaults remaining as of the reporting date by the original number of new defaults reported in the quarterly period and subtracting that percentage from 100%.

					Exhibit K
Essent Group Ltd. and Subsidiaries
Supplemental Information
Detail of Reserves by Default Delinquency
U.S. Mortgage Insurance Portfolio

	June 30, 2021
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	3,926	17%	$25,915	7%	$234,604	11%
Four to eleven payments	9,316	40	147,383	38	585,390	25
Twelve or more payments	10,217	43	212,634	55	680,733	31
Pending claims	45	—	1,758	—	2,139	82
Total case reserves	23,504	100%	387,690	100%	$1,502,866	26
IBNR			29,077
LAE			3,715
Total reserves for losses and LAE			$420,482

Average reserve per default:
Case			$16.5
Total			$17.9

Default Rate	2.96%

	December 31, 2020
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	6,631	21%	$47,905	14%	$384,668	12%
Four to eleven payments	23,543	75	260,593	76	1,553,593	17
Twelve or more payments	1,243	4	32,593	9	67,501	48
Pending claims	52	—	2,199	1	2,843	77
Total case reserves	31,469	100%	343,290	100%	$2,008,605	17
IBNR			25,747
LAE			4,831
Total reserves for losses and LAE			$373,868

Average reserve per default:
Case			$10.9
Total			$11.9

Default Rate	3.93%

	June 30, 2020
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	33,514	88%	$166,897	73%	$2,233,678	7%
Four to eleven payments	3,813	10	39,028	17	234,152	17
Twelve or more payments	664	2	18,590	8	36,694	51
Pending claims	77	—	3,271	2	3,846	85
Total case reserves	38,068	100%	227,786	100%	$2,508,370	9
IBNR			17,084
LAE			5,992
Total reserves for losses and LAE			$250,862

Average reserve per default:
Case			$6.0
Total			$6.6

Default Rate	5.19%

				Exhibit L

Essent Group Ltd. and Subsidiaries
Supplemental Information
Investments Available for Sale

Investments Available for Sale by Asset Class
Asset Class	June 30, 2021		December 31, 2020
($ in thousands)	Fair Value	Percent	Fair Value	Percent
U.S. Treasury securities	$289,961	6.1%	$268,444	5.9%
U.S. agency securities	16,088	0.4	18,085	0.4
U.S. agency mortgage-backed securities	1,006,655	21.2	995,905	21.8
Municipal debt securities	580,894	12.2	551,517	12.1
Non-U.S. government securities	81,528	1.7	61,607	1.3
Corporate debt securities	1,551,712	32.7	1,126,512	24.7
Residential and commercial mortgage securities	461,985	9.7	409,282	9.0
Asset-backed securities	456,069	9.6	454,717	9.9
Money market funds	301,436	6.4	679,304	14.9
Total investments available for sale	$4,746,328	100.0%	$4,565,373	100.0%

Investments Available for Sale by Credit Rating
Rating (1)	June 30, 2021		December 31, 2020
($ in thousands)	Fair Value	Percent	Fair Value	Percent
Aaa	$2,251,468	47.4%	$2,564,746	56.2%
Aa1	105,851	2.2	133,100	2.9
Aa2	291,517	6.1	260,462	5.7
Aa3	226,011	4.8	204,917	4.5
A1	306,340	6.5	249,710	5.5
A2	477,726	10.1	401,175	8.8
A3	283,669	6.0	229,882	5.0
Baa1	314,072	6.6	260,602	5.7
Baa2	272,914	5.7	178,926	3.9
Baa3	150,425	3.2	48,199	1.1
Below Baa3	66,335	1.4	33,654	0.7
Total investments available for sale	$4,746,328	100.0%	$4,565,373	100.0%

(1) Based on ratings issued by Moody's, if available. S&P or Fitch rating utilized if Moody's not available.

Investments Available for Sale by Duration and Book Yield
Effective Duration	June 30, 2021		December 31, 2020
($ in thousands)	Fair Value	Percent	Fair Value	Percent
< 1 Year	$1,094,953	23.0%	$1,568,505	34.4%
1 to < 2 Years	549,219	11.6	581,003	12.7
2 to < 3 Years	682,585	14.4	616,069	13.5
3 to < 4 Years	601,629	12.7	426,333	9.3
4 to < 5 Years	446,775	9.4	367,633	8.1
5 or more Years	1,371,167	28.9	1,005,830	22.0
Total investments available for sale	$4,746,328	100.0%	$4,565,373	100.0%

Pre-tax investment income yield:
Three months ended June 30, 2021	1.96%
Six months ended June 30, 2021	1.99%

Net cash and investments at holding company, Essent Group Ltd.:
($ in thousands)
As of June 30, 2021	$509,775
As of December 31, 2020	$562,714

					Exhibit M

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance Company Capital

	2021		2020
	June 30	March 31	December 31	September 30	June 30
($ in thousands)
U.S. Mortgage Insurance Subsidiaries:
Combined statutory capital (1)	$2,809,087	$2,778,131	$2,659,161	$2,581,136	$2,457,368

Combined net risk in force (2)	$29,646,042	$29,358,191	$29,493,572	$29,821,246	$28,787,600

Risk-to-capital ratios: (3)
Essent Guaranty, Inc.	10.9:1	11.0:1	11.5:1	12.0:1	12.1:1
Essent Guaranty of PA, Inc.	1.1:1	1.4:1	1.7:1	2.0:1	2.3:1
Combined (4)	10.6:1	10.6:1	11.1:1	11.6:1	11.7:1

Essent Guaranty, Inc. PMIERs Data (5):
Available Assets	$3,016,050	$2,996,651	$2,855,923	$2,720,432	$2,586,394
Minimum Required Assets	1,731,843	1,864,262	1,671,011	1,739,479	1,458,273
PMIERs excess Available Assets	$1,284,207	$1,132,389	$1,184,912	$980,953	$1,128,121
PMIERs sufficiency ratio (6)	174%	161%	171%	156%	177%

Essent Reinsurance Ltd.:
Stockholder's equity (GAAP basis)	$1,192,077	$1,136,504	$1,101,003	$1,061,546	$1,022,689

Net risk in force (2)	$14,338,567	$12,905,289	$12,892,300	$12,312,124	$11,113,079

(1) Combined statutory capital equals the sum of statutory capital of Essent Guaranty, Inc. plus Essent Guaranty of PA, Inc., after eliminating the impact of intercompany transactions. Statutory capital is computed based on accounting practices prescribed or permitted by the Pennsylvania Insurance Department and the National Association of Insurance Commissioners Accounting Practices and Procedures Manual.

(2) Net risk in force represents total risk in force, net of reinsurance ceded and net of exposures on policies for which loss reserves have been established.
(3) The risk-to-capital ratio is calculated as the ratio of net risk in force to statutory capital.
(4) The combined risk-to-capital ratio equals the sum of the net risk in force of Essent Guaranty, Inc. and Essent Guaranty of PA, Inc. divided by the combined statutory capital.
(5) Data is based on our interpretation of the PMIERs as of the dates indicated.
(6) PMIERs sufficiency ratio is calculated by dividing Available Assets by Minimum Required Assets.